Exhibit 10.2

AMENDMENT NO. 2 TO CANADIAN MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 1 TO CANADIAN MANAGEMENT AGREEMENT, dated as of September 29, 2021 (this “Amendment”), by and among: DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer”), CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian CARSTAR GP”), CARSTAR CANADA SPV LP, an Ontario limited partnership (“Canadian CARSTAR”), MAACO CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Maaco Franchisor GP”), MAACO CANADA SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”), MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Meineke Franchisor GP”), MEINEKE CANADA SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”), TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Take 5 GP”), TAKE 5 CANADA SPV LP, an Ontario limited partnership (“Canadian Take 5”), GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Go Glass Franchisor GP”), GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Go Glass Franchisor”), STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Star Auto Glass Franchisor GP”), STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor” and, together with Canadian CARSTAR GP, Canadian CARSTAR, Canadian Maaco Franchisor GP, Canadian Maaco Franchisor, Canadian Meineke Franchisor GP, Canadian Meineke Franchisor, Canadian Take 5 GP, Canadian Take 5, Go Glass Franchisor GP, Go Glass Franchisor and Star Auto Glass Franchisor GP, the “Canadian SPV Franchising Entities”), DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation (“Canadian Funding Holdco”); DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation (“Driven Canada Product Sourcing GP”), DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership (“Driven Canada Product Sourcing”), DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation (“Driven Canada Claims Management GP”), and DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership (“Driven Canada Claims Management” and, together with Canadian Funding Holdco, Driven Canada Product Sourcing GP, Driven Canada Product Sourcing, Driven Canada Claims Management GP and the Canadian SPV Franchising Entities, the “Guarantors” and together with the Canadian Co-Issuer, the “Canadian Securitization Entities” or the “Service Recipients”); Driven Brands Canada Shared Services Inc., a Canadian corporation, as manager (in such capacity, together with its successors and assigns, the “Canadian Manager”), and Citibank, N.A., as Trustee (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Canadian Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Canadian Co-Issuer, Driven Brands Funding, LLC, a Delaware limited liability company (the “Issuer” and together with the Canadian Co-Issuer, the “Co-Issuers”), the Trustee and Citibank, N.A. as Securities Intermediary have entered into an Amended and Restated Base Indenture dated as of April 24, 2018 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2 thereto, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, Amendment No. 4 thereto, entered into on July 6, 2020, Amendment No. 5 thereto, entered into on December 14, 2020, Amendment

1

No. 6 thereto, entered into on March 30, 2021, Amendment No. 7 thereto, entered into on March 30, 2021 and Amendment No. 8 thereto, dated as of the date hereof, and as the same may be further amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, and together with the Series Supplements thereto and any amendments to such Series Supplements, the “Indenture”), pursuant to which Indenture the Co-Issuers have issued the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2019-2 Notes, the Series 2019-3 Notes, the Series 2020-1 Notes and the Series 2020-2 Notes, will issue the Series 2021-1 Notes, and may issue additional series of notes from time to time (collectively, the “Notes”) on the terms described therein;

WHEREAS, in connection with the Indenture, the Canadian Co-Issuer, the other Service Recipients party thereto from time to time, the Canadian Manager, the Sub-managers party thereto from time to time and the Trustee have entered into the Canadian Management Agreement, dated as of July 6, 2020 (as amended by Amendment No. 3 to the Amended and Restated Management Agreement and Consent to Amendment No. 2 to Canadian Management Agreement, entered into on March 30, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Canadian Management Agreement”);

WHEREAS, Section 8.3(a) of the Canadian Management Agreement provides, among other things, for the amendment of the Canadian Management Agreement with the consent of the Service Recipients, the Canadian Manager and the Trustee (acting at the direction of the Control Party), and Section 8.7(d) of the Base Indenture provides, among other things, for the amendment of the Canadian Management Agreement with the consent of the Control Party, subject to the terms of the Canadian Management Agreement;

WHEREAS, in connection with the Indenture, the Issuer, the other Service Recipients (as defined in the U.S. Management Agreement (as defined below)) party thereto from time to time, Driven Brands, Inc., a Delaware corporation, as manager (in such capacity, together with its successors and assigns, the “U.S. Manager”), the Sub-managers (as defined in the U.S. Management Agreement) party thereto from time to time and the Trustee have entered into the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended by the Joinder and Amendment to the Amended and Restated Management Agreement, entered into on July 6, 2020, as amended by Amendment No. 3 to the Amended and Restated Management Agreement and Consent to Amendment No. 2 to Canadian Management Agreement, entered into on March 30, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “U.S. Management Agreement”), which includes provisions substantially identical to the Canadian Management Agreement and which provisions of the U.S. Management Agreement have been amended on the date hereof in accordance with the terms thereof and the Base Indenture (the “U.S. Management Agreement Amendment”);

WHEREAS, the Service Recipients and the Canadian Manager desire to amend the Canadian Management Agreement in a manner substantially identical to the U.S. Management Agreement Amendment, as set forth herein (the “Canadian Management Agreement Amendment”); and

WHEREAS, in the U.S. Management Agreement Amendment, the Control Party (acting at the direction of the Controlling Class Representative) has consented to the Canadian Management Agreement Amendment and has directed the Trustee to enter into this Amendment.

NOW, THEREFORE, IT IS AGREED:

1.    Amendments.

(a)     Definitions.

(i)	“Change in Management”. The definition of “Change in Management” in Section 1.1 of the Canadian Management Agreement is hereby amended by replacing the word “Parent” with the word “DBI”.

(ii)	“Change of Control”. The definition of “Change of Control” in Section 1.1 of the Canadian Management Agreement is hereby amended and restated in its entirety as set forth below.

““Change of Control”: means an event that will occur if as a result of any disposition or other event any combination of Permitted Holders in the aggregate fail to have the power, directly or indirectly, to vote or direct the voting of Equity Interests representing at least a majority of the ordinary voting power for the election of directors of DBI; provided that the occurrence of the foregoing event will not be deemed a Change of Control if, (i) prior to a Qualified IPO, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate a majority of the board of directors of DBI at such time or (B) any combination of Permitted Holders in the aggregate own, directly or indirectly, a majority of the ordinary Voting Equity Interests of DBI at such time, (ii) upon or after a Qualified IPO, (A) no Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the 1934 Act as in effect on the Series 2016-1 Closing Date), other than any combination of the Permitted Holders, will have acquired beneficial ownership of more than the greater of (x) 35% on a fully diluted basis of the Voting Equity Interests of DBI and (y) the percentage owned, directly or indirectly, in the aggregate by the Permitted Holders on a fully diluted basis of the Voting Equity Interests of DBI and (B) during each period of twelve (12) consecutive months thereafter, a majority of the seats (other than vacant seats) on the board of directors of DBI will be occupied by Persons who were either (1) nominated by the board of directors of DBI or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder or (iii) in connection with an equity transfer, merger, consolidation or other combination transaction of DBI or one or more of its direct or indirect holding companies with or by another entity or entities, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate or elect a percentage of the Board of Directors of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than the Permitted Holders’ ratable interest in DBI immediately before giving effect thereto or (B) any combination of Permitted Holders in the aggregate beneficially own, directly or indirectly, a percentage of the ordinary Voting Equity Interests of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than all Permitted Holders’ ratable interest in DBI immediately before giving effect thereto.”

(iii)	“DBH”. Section 1.1 of the Canadian Management Agreement is hereby amended by adding the following definition of “DBH” in appropriate alphabetical order.

““DBH”: means Driven Brands Holdings Inc., a Delaware corporation.”

(iv)	“DBI”. Section 1.1 of the Canadian Management Agreement is hereby amended by adding the following definition of “DBI” in appropriate alphabetical order.

““DBI”: means Driven Brands, Inc., a Delaware corporation.”

(v)	“Future Brand”. The definition of “Future Brand” in Section 1.1 of the Canadian Management Agreement is hereby amended by replacing the word “Parent” with the word “DBI”.

(vi)

“IP Services”. The definition of “IP Services” in Section 1.1 of the Canadian Management Agreement is hereby amended by (I) deleting the word “and” immediately following clause (l) thereof, (II) replacing the period “.” at the end of clause (m) thereof with “; and” and (III) adding the following clause (n) at the end thereof.

“(n) maintaining, registering, updating or taking any such actions the applicable Manager deems appropriate to enable the applicable SPV Franchising Entity to use any domain names, including managing and holding such domain names in the name of such Manager in the WhoIS database.”

(vii)	“Management Group”. The definition of “Management Group” in Section 1.1 of the Canadian Management Agreement is hereby amended by replacing the word “Parent” with the word “DBI”.

(viii)

“Parent”. The definition of “Parent” in Section 1.1 of the Canadian Management Agreement is hereby amended and restated in its entirety as set forth below and the definition of “Parent” in the introductory paragraph of the Canadian Management Agreement is hereby deleted in its entirety.

““Parent”: means Driven Holdings, LLC, a Delaware limited liability company.”

(ix)	“Permitted Holders”. The definition of “Permitted Holders” in Section 1.1 of the Canadian Management Agreement is hereby amended and restated in its entirety as set forth below.

““Permitted Holders”: means, at any time, each of (i) (a) the Sponsor and its subsidiaries or other affiliates from time to time, including any funds managed or advised by the Sponsor, and (b) Roark Capital Management, LLC and any funds directly or indirectly managed or advised by Roark Capital Management, LLC, together with their subsidiaries or other affiliates from time to time, (ii) any member of the Management Group, (iii) any Person that has no material assets other than the capital stock of DBI and, directly or indirectly, holds or acquires 100% of the total voting power of the Voting Equity Interests of DBI, and of which no other Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, or any successor provision), other than any of the other Permitted Holders specified in clauses (i) and (ii) above, holds more than 50% of the total voting power of the Voting Equity Interests thereof and (iv) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, or any successor provision) the members of which include any of the Permitted Holders specified in clauses (i) and (ii) above and that, directly or indirectly, hold or acquire beneficial ownership of the Voting Equity Interests of DBI (a “Permitted Holder Group” ), so long as (1) each member of the Permitted Holder Group has voting rights proportional to the percentage of ownership interests held or acquired by such member and (2) no Person or other “group” (other than Permitted Holders specified in clauses (i) and (ii) above) beneficially owns more than 50% on a fully diluted basis of the Voting Equity Interests held by the Permitted Holder Group.”

(x)	“Qualified IPO”. The definition of “Qualified IPO” in Section 1.1 of the Canadian Management Agreement is hereby amended by replacing the word “Parent” with the word “DBI”.

(xi)	“Tax Payment Deficiency”. The definition of “Tax Payment Deficiency” in Section 1.1 of the Canadian Management Agreement is hereby amended by replacing the word “Parent” with the word “DBI”.

(b)    Amendment to Section 2.2. Section 2.2(d) of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

“(d) Advertising Funds. The Manager shall maintain twelve accounts in the name of the applicable Canadian Securitization Entity designated as the “Canadian Advertising Fund Accounts” for advertising payments due to the applicable Service Recipients in respect of the CARSTAR Brand, the Maaco Brand, the Meineke Brand, the Pro Oil Brand, Take 5 Brand, the Go Glass Brand and Star Auto Glass Brand in Canada, and may in the future create new Advertising Fund Accounts from time to time. Advertising Fees will be paid directly, or transferred by the Manager from the Canadian Concentration Account to the applicable Canadian Advertising Fund Account (other than any Maaco Net Advertising Commissions in the United States, which will constitute Collections); provided that Advertising Fees related to national and/or local cooperative advertising funds (the “Advertising Co-op Funds”) administered by an unaffiliated third party designee of ~~Parent~~ DBI (which shall include, without limitation, local advertising cooperatives and cooperatives established by international franchise associations) will be paid directly to the applicable Advertising Co-op Fund and will not be deposited into the applicable Canadian Advertising Fund Accounts. The Manager will not make or permit or cause any other Person to make or permit any borrowings to be made or liens to be levied against the applicable Canadian Advertising Fund Accounts or the funds therein, except in connection with reimbursements for advances made by the Manager to fund deficits therein. The Manager will apply the amount on deposit in the applicable Canadian Advertising Fund Accounts, and in respect of the Advertising Co-op Funds shall use commercially reasonable efforts to ensure that the amounts on deposit are applied, solely to cover the costs and expenses (including, in each case, costs and expenses incurred prior to the Series 2020-1 Closing Date) associated with the administration of such account and costs and expenses related to the marketing and advertising programs of the Canadian SPV Franchising Entities, including reimbursement for advances. The Manager may make advances to the applicable Canadian Securitization Entity to fund deficits in the applicable Canadian Advertising Fund Accounts or the Advertising Co-op Funds from time to time to the extent that it reasonably expects to be reimbursed for such advances from the proceeds of future Advertising Fees, it being agreed that any such advances will not constitute Manager Advances. Such advances may be reimbursed from future Advertising Fees payable by Franchisees or from future deposits in the applicable Canadian Advertising Fund Accounts. The Manager, acting on behalf of each of the Canadian Securitization Entities, may in accordance with the Managing Standard and the terms of the applicable franchise agreement with Franchisees and this Agreement, as applicable, increase or reduce the Advertising Fees required to be paid by the Franchisees pursuant to the terms of the applicable franchise agreements.”

(c)    Amendment to Section 2.13. Section 2.13 of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

“Section 2.13 Letter of Credit Reimbursement Agreement. In the event the DBI~~Parent~~ has deposited cash collateral as security for its obligations under the applicable Letter of Credit Reimbursement Agreement into a bank account maintained in the name of the Issuer, (i) if the DBI~~Parent~~ fails to make any payment to the Issuer when due under the applicable Letter of Credit Reimbursement Agreement, the Manager will withdraw the amount of such delinquent payment from such bank account within one Business Day of the due date of such payment under the applicable Letter of Credit Reimbursement Agreement and deposit such amount into the applicable Canadian Collection Account, and (ii) if the amount on deposit in such account exceeds an amount equal to 105% of the sum of (x) the aggregate exposure under all outstanding letters of credit under the applicable Letter of Credit Reimbursement Agreement plus (y) the aggregate amount then due to the Issuer under Section 4 or Section 5 of the applicable Letter of Credit Reimbursement Agreement, the Manager will withdraw the amount of such excess from such account and pay such excess to the DBI~~Parent~~.”

(d)    Amendment to Section 3.1. Section 3.1(b) of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

“(b) Delivery of Financial Statements. The Manager shall provide the financial statements of the Driven Brands, ~~and~~ each of the Service Recipients, and DBH, as required under Section 4.1~~(f) and~~ (g), (h) and (i) of the Base Indenture; provided that to the extent of any material difference in reporting between DBH and Parent, the Manager shall furnish a reconciliation in reporting between DBH and Parent.”

(e)    Amendment to Section 4.1. Section 4.1(k) of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

(k) Financial Statements. As of the Series 2020-1 Closing Date, the audited consolidated financial statements of the DBI~~Parent~~ and its Subsidiaries, including the Manager, for the fiscal year ended December 28, 2019 included in the Offering Memorandum, reported on and accompanied by an unqualified report from Independent Auditors, present fairly in all material respects the financial condition of the DBI~~Parent~~ and its Subsidiaries, as applicable, as of such date, and the results of operations and shareholders’ equity for the respective periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except as otherwise stated therein) applied consistently through the periods involved.

(f)    Amendment to Section 5.4. Section 5.4 of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

““Section 5.4    Specified Non-Securitization Debt Cap(a) . Following the ~~Series 2015-1~~ Series 2021-1 Closing Date, ~~Manager shall not and shall not permit the Non-Securitization Entities to~~ Parent and the Parent Consolidated Subsidiaries (other than the Securitization Entities or any other securitization entity or similar entity under any Parent Permitted Securitization Financing) shall not incur any additional Indebtedness for borrowed money (“Specified Non-Securitization Debt”) if, after giving effect to such incurrence (and any repayment of Specified Non-Securitization Debt on such date), such incurrence would cause the aggregate Outstanding Principal Amount of the Specified Non-Securitization Debt of the Non-Securitization Entities as of such date to exceed $50,000,000 (the “Driven Brands Specified Non-Securitization Debt Cap”); provided that the Driven Brands Specified Non-Securitization Debt Cap shall not be applicable to Specified Non-Securitization Debt (i) issued or incurred to refinance the Notes in whole, (ii) in excess of the Driven Brands Specified Non-Securitization Debt Cap if (a) the creditors (other than any creditor with respect to an aggregate amount of outstanding Indebtedness less than $50,000) under and with respect to such Indebtedness execute a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Servicer and the Trustee, that acknowledges the terms of the Securitization Transaction including the bankruptcy remote status of the Securitization Entities and their assets and (b) after giving pro forma effect to the incurrence of such Indebtedness (and any repayment of existing Indebtedness), the Driven Brands Leverage Ratio (as calculated without regard to any Indebtedness that is subject to the Driven Brands Specified Non-Securitization Debt Cap) is less than or equal to 7.00x, (iii) that is considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Series 2015-1 Closing Date but that was not considered Indebtedness prior to such date, (iv) in respect of any obligation of any Non-Securitization Entity to reimburse any Co-Issuer for any draws under any one or more Letters of Credit, (v) in respect of intercompany notes among Non-Securitization Entities or (vi) with respect to any Letter of Credit that is 100% cash collateralized. A violation of the foregoing covenant will result in a Manager Termination Event and therefore a Rapid Amortization Event.”.

(g)    Amendment to Section 6.1(a). Section 6.1(a) of the Canadian Management Agreement is hereby amended to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

If a Manager Termination Event has occurred and is continuing, the Control Party (acting at the direction of the Controlling Class Representative) may (i) waive such Manager Termination Event (except for a Manager Termination Event described in clauses (vi) or (vii) above) or (ii) direct the Trustee to terminate the Manager in its capacity as such by the delivery of a termination notice (a “Termination Notice”) to the Manager (with a copy to each of the Service Recipients, the Back-Up Manager and the Rating Agencies); provided, that the delivery of a Termination Notice will not be required in respect of any Manager Termination Event relating to the Manager Termination Events described in clauses (vi) or (vii) above. If the Trustee, acting at the direction of the Control Party (acting at the direction of the Controlling Class Representative), delivers a Termination Notice to the Manager pursuant to the Management Agreement (or automatically upon the occurrence of any Manager Termination Event relating to the Manager Termination Events described in clauses (vi) or (vii) above), all rights, powers, duties, obligations and responsibilities of the Manager under the Management Agreement and the other Transaction Documents (other than with respect to the payment of Indemnification Amounts or its obligations with respect to Disentanglement), including with respect to the Accounts or otherwise, will vest in and be assumed by the Successor Manager appointed by the Control Party (acting at the direction of the Controlling Class Representative). If no Successor Manager has been appointed by the Control Party (acting at the direction of the Controlling Class Representative), the Back-Up Manager will serve as the Interim Successor Manager and will work with the Servicer to implement the Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed by the Control Party (acting at the direction of the Controlling Class Representative).

(h)    Amendment to Section 6.3(a). Section 6.3(a) of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

“Disentanglement. Following the delivery of a Termination Notice to the Manager pursuant to Section 6.1(a) or Section 6.2 above or notice of resignation of the Manager pursuant to Section 4.4(b), the Manager shall cooperate with the Back-Up Manager and the Control Party in connection with the implementation of the Transition Plan (as defined in the Back-Up Management Agreement) and the complete transition to a Successor Manager, without interruption or adverse impact on the provision of Services (the “Disentanglement”). The Manager shall cooperate fully with the Successor Manager and otherwise promptly take all actions required to assist in effecting a complete Disentanglement and shall follow any directions that may be provided by the Back-Up Manager and the Control Party. On and after the 2021 Springing Amendments Implementation Date, the Manager will use its commercially reasonable efforts to not materially reduce the existing staff and resources of the Manager devoted to or shared with the provision of the Services prior to the date of such Termination Notice and allow reasonable access to the Manager’s premises, systems and offices during the Disentanglement Period (such activities being referred to as “Continuity of Services”). The Manager shall provide all information and assistance regarding the terminated Services required for Disentanglement and, on and after the 2021 Springing Amendments Implementation Date, Continuity of Services, including data conversion and migration, interface specifications, and related professional services. All services relating to Disentanglement (“Disentanglement Services”), including all reasonable training for personnel of the Back-Up Manager, the Successor Manager or the Successor Manager’s designated alternate service provider in the performance of the Services, will be deemed a part of the Services to be performed by the Manager. So long as the Manager continues to provide the Services (whether or not the Manager has been terminated as the Manager) during the Disentanglement Period, the Manager will continue to be paid the Weekly Management Fee.”

(i)    Amendment to Section 6.3(c). Section 6.3(c) of the the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

““(c)    Duration of Obligations. The Manager’s obligation to provide Disentanglement Services will continue during the period commencing on (a) the ~~date that~~ delivery of a Termination Notice ~~is delivered~~ to the Manager or (b) the delivery of a resignation notice by either or both Managers and ending on the date on which the Successor Manager or the re-engaged Manager assumes all of the obligations of the Manager hereunder (the “Disentanglement Period”).”

(j)    Amendment to Section 8.17. Section 8.17 of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below.

“Section 8.17 Securitization-Owned Locations. In the future, DBI~~Parent~~ or its affiliates may, in their reasonable discretion, contribute one or more other Securitization-Owned Locations to the Canadian Securitization Entities or the Canadian Securitization Entities may acquire one or more Securitization-Owned Locations. The Manager will perform all of the duties and obligations of the Canadian Securitization Entities in connection with the operation and ownership of such Securitization-Owned Locations, including, without limitation, collecting revenues generated by such Securitization-Owned Locations, maintaining appropriate levels of property and casualty insurance, and performing any other activities necessary or desirable for the operation of such Securitization-Owned Locations, as required under the Transaction Documents. In the event a Canadian Securitization Entity acquires a Securitization-Owned Location, the Manager will provide written notice thereof to the Trustee.”

2.    Effectiveness. This Amendment shall become effective when each of the signatories hereto has executed a counterpart hereof. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Canadian Management Agreement shall remain in full force and effect and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Canadian Management Agreement made in accordance with the terms thereof, as amended by this Amendment.

3.    Counterparts; Binding Effect. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment in electronic form (including by telecopy, pdf, or e-signature) shall be effective as delivery of a manually executed counterpart of this Amendment.

4.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

5.    Electronic Signatures and Transmission. For purposes of this Amendment, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, directions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Amendment that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by

Electronic Transmission. Notwithstanding anything to the contrary in this Amendment, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

[Signature Page to Amendment No. 2 to Canadian Management Agreement]

MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE CANADA SPV LP by its general partner, MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 2 to Canadian Management Agreement]

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 2 to Canadian Management Agreement]

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA PRODUCT SOURCING LP by its general partner DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 2 to Canadian Management Agreement]

DRIVEN CANADA CLAIMS MANAGEMENT LP by its general partner DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 2 to Canadian Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Anthony Bausa
Name:	Anthony Bausa
Title:	Senior Trust Officer

[Signature Page to Amendment No. 2 to Canadian Management Agreement]